Note 2 - Significant Accounting Polices and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Cash and cash equivalents	$ 113,714	$ 178,986	$ 164,898
Restricted cash – current portion	5,600	7,238	6,882
Restricted cash – non-current portion	47,177	32,661	38,783
Total cash, cash equivalents and restricted cash	$ 166,491	$ 218,885	$ 210,563